Washington Mutual Investors FundSM
Investment portfolio
July 31, 2019
unaudited
Common stocks 95.62% Energy 8.01%	Shares	Value (000)
Baker Hughes, a GE Co., Class A	14,535,000	$ 369,044
Cabot Oil & Gas Corp.	8,850,827	169,582
Chevron Corp.	10,604,094	1,305,470
ConocoPhillips	6,904,500	407,918
Enbridge Inc.	46,397,400	1,549,209
EOG Resources, Inc.	4,965,200	426,262
Exxon Mobil Corp.	20,660,000	1,536,278
Helmerich & Payne, Inc.	2,960,639	147,085
Pioneer Natural Resources Co.	5,000,000	690,200
Royal Dutch Shell PLC, Class A (ADR)	128,867	8,104
Royal Dutch Shell PLC, Class B (ADR)	27,802,350	1,764,615
Schlumberger Ltd.	25,887,500	1,034,723
Valero Energy Corp.	1,700,000	144,925
		9,553,415
Materials 3.39%
Air Products and Chemicals, Inc.	2,736,600	624,684
Corteva, Inc.	11,754,713	346,764
Dow Inc.	19,139,980	927,140
DuPont de Nemours Inc.	10,038,046	724,345
Linde PLC	3,318,800	634,820
LyondellBasell Industries NV	2,500,000	209,225
Nucor Corp.	5,327,287	289,698
Packaging Corp. of America	825,876	83,389
WestRock Co.	5,758,000	207,576
		4,047,641
Industrials 13.03%
Boeing Co.	8,940,600	3,050,354
Caterpillar Inc.	3,178,000	418,447
CSX Corp.	20,219,200	1,423,432
Deere & Co.	2,378,200	393,949
Equifax Inc.	2,854,448	397,025
General Electric Co.	7,271,400	75,986
Honeywell International Inc.	2,808,000	484,268
IDEX Corp.	235,400	39,599
Johnson Controls International PLC	24,275,000	1,030,231
Lockheed Martin Corp.	5,858,500	2,121,773
Masco Corp.	4,735,000	193,046
Norfolk Southern Corp.	2,645,397	505,588
Northrop Grumman Corp.	7,755,500	2,680,068
PACCAR Inc.	3,263,000	228,867
Parker-Hannifin Corp.	1,150,000	201,342
RELX PLC (ADR)	3,614,700	85,777
Republic Services, Inc.	1,500,000	132,975
Union Pacific Corp.	4,056,000	729,877
United Parcel Service, Inc., Class B	6,084,000	726,856
Washington Mutual Investors Fund — Page 1 of 6

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
United Technologies Corp.	2,517,000	$ 336,271
Waste Connections, Inc.	2,419,400	219,488
Waste Management, Inc.	216,300	25,307
Westinghouse Air Brake Technologies Corp.	621,254	48,259
		15,548,785
Consumer discretionary 6.19%
Booking Holdings Inc.[1]	21,800	41,128
Carnival Corp., units	10,752,800	507,855
Chipotle Mexican Grill, Inc.[1]	206,600	164,357
Darden Restaurants, Inc.	1,912,000	232,423
Domino’s Pizza, Inc.	57,000	13,938
General Motors Co.	23,940,000	965,740
Home Depot, Inc.	13,956,400	2,982,343
InterContinental Hotels Group PLC (ADR)	4,295,274	301,314
Kontoor Brands, Inc.	363,428	10,659
Marriott International, Inc., Class A	3,967,600	551,734
McDonald’s Corp.	296,000	62,373
NIKE, Inc., Class B	1,845,100	158,734
Ross Stores, Inc.	1,031,900	109,412
Royal Caribbean Cruises Ltd.	829,700	96,527
Starbucks Corp.	428,300	40,556
VF Corp.	7,544,000	659,270
Wynn Resorts, Ltd.	3,723,400	484,303
		7,382,666
Consumer staples 6.21%
Church & Dwight Co., Inc.	5,130,600	387,052
Coca-Cola Co.	30,127,000	1,585,584
Coca-Cola European Partners PLC	6,736,000	372,366
Conagra Brands, Inc.	5,544,212	160,061
Costco Wholesale Corp.	3,082,000	849,492
Hormel Foods Corp.	15,657,300	641,793
Keurig Dr Pepper Inc.	17,787,980	500,554
Kraft Heinz Co.	925,400	29,622
Mondelez International, Inc.	9,801,100	524,261
Nestlé SA (ADR)	16,637,900	1,764,948
Procter & Gamble Co.	284,700	33,606
Reckitt Benckiser Group PLC (ADR)	4,812,500	75,027
Sysco Corp.	5,635,000	386,392
Unilever NV	286,300	16,531
Walgreens Boots Alliance, Inc.	1,460,400	79,577
		7,406,866
Health care 14.11%
Abbott Laboratories	5,576,700	485,731
AbbVie Inc.	4,820,750	321,158
Amgen Inc.	83,200	15,523
Anthem, Inc.	1,819,200	535,954
AstraZeneca PLC (ADR)	15,667,900	680,144
Cigna Corp.	7,037,000	1,195,727
CVS Health Corp.	8,900,000	497,243
Danaher Corp.	3,451,793	484,977
Edwards Lifesciences Corp.[1]	104,400	22,222
Eli Lilly and Co.	2,212,000	240,997
Washington Mutual Investors Fund — Page 2 of 6

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Gilead Sciences, Inc.	3,772,300	$ 247,161
Humana Inc.	6,572,000	1,950,241
Johnson & Johnson	16,284,500	2,120,568
Merck & Co., Inc.	36,203,600	3,004,537
Novartis AG (ADR)	193,000	17,675
Novo Nordisk A/S, Class B (ADR)	814,900	39,050
Pfizer Inc.	54,735,400	2,125,923
Thermo Fisher Scientific Inc.	979,700	272,043
UnitedHealth Group Inc.	9,795,000	2,439,053
Zoetis Inc., Class A	1,215,000	139,591
		16,835,518
Financials 14.92%
Aon PLC, Class A	1,340,000	253,595
Apollo Global Management, LLC, Class A	1,925,000	63,525
Bank of America Corp.	16,552,000	507,815
Bank of New York Mellon Corp.	6,546,300	307,152
BlackRock, Inc.	2,828,000	1,322,599
BNP Paribas SA (ADR)	730,000	17,104
Capital One Financial Corp.	12,208,000	1,128,263
Chubb Ltd.	8,952,830	1,368,350
Citigroup Inc.	5,500,000	391,380
CME Group Inc., Class A	13,786,189	2,680,311
Discover Financial Services	7,650,000	686,511
Huntington Bancshares Inc.	4,731,900	67,430
Intercontinental Exchange, Inc.	8,308,490	729,984
JPMorgan Chase & Co.	18,726,400	2,172,262
KeyCorp	7,170,800	131,728
Marsh & McLennan Companies, Inc.	24,134,989	2,384,537
Moody’s Corp.	906,600	194,321
Nasdaq, Inc.	3,778,024	364,088
PNC Financial Services Group, Inc.	12,162,700	1,738,050
S&P Global Inc.	952,800	233,388
State Street Corp.	754,156	43,809
SunTrust Banks, Inc.	3,661,600	243,863
Wells Fargo & Co.	15,947,200	772,004
		17,802,069
Information technology 18.64%
Accenture PLC, Class A	1,701,500	327,675
Analog Devices, Inc.	3,484,100	409,242
Apple Inc.	1,897,500	404,244
Applied Materials, Inc.	10,062,199	496,771
ASML Holding NV (New York registered)	4,170,742	929,283
Broadcom Inc.	11,871,000	3,442,471
HP Inc.	11,857,000	249,471
Intel Corp.	75,977,237	3,840,649
Intuit Inc.	1,900,000	526,889
Jack Henry & Associates, Inc.	2,639,700	368,766
Mastercard Inc., Class A	2,790,200	759,688
Microsoft Corp.	51,227,100	6,980,717
NetApp, Inc.	3,162,100	184,951
QUALCOMM Inc.	6,012,150	439,849
SAP SE (ADR)	513,700	63,201
TE Connectivity Ltd.	1,683,400	155,546
Washington Mutual Investors Fund — Page 3 of 6

unaudited
Common stocks (continued) Information technology (continued)	Shares	Value (000)
Texas Instruments Inc.	5,462,700	$ 682,892
Visa Inc., Class A	11,111,100	1,977,776
		22,240,081
Communication services 6.90%
Activision Blizzard, Inc.	8,092,300	394,419
Alphabet Inc., Class A1	674,600	821,798
Alphabet Inc., Class C1	366,250	445,609
CBS Corp., Class B	3,772,000	194,296
Cinemark Holdings, Inc.	5,700,000	227,544
Comcast Corp., Class A	73,549,800	3,175,145
Facebook, Inc., Class A1	5,395,300	1,047,929
Nexstar Media Group, Inc.	1,060,000	107,876
Verizon Communications Inc.	32,963,025	1,821,866
		8,236,482
Utilities 3.12%
CMS Energy Corp.	10,129,568	589,743
DTE Energy Co.	5,050,000	641,906
Edison International	9,381,179	699,273
Exelon Corp.	2,694,700	121,423
Pinnacle West Capital Corp.	1,500,000	136,830
Public Service Enterprise Group Inc.	15,755,000	900,398
Sempra Energy	4,689,100	635,045
		3,724,618
Real estate 1.10%
Digital Realty Trust, Inc. REIT	6,135,035	701,603
Simon Property Group, Inc. REIT	2,390,000	387,658
Ventas, Inc. REIT	3,239,700	217,999
		1,307,260
Total common stocks (cost: $74,964,524,000)		114,085,401
Convertible stocks 0.17% Health care 0.05%
Danaher Corp., Series A, 4.75% cumulative convertible preferred 2022	53,109	60,273
Utilities 0.12%
Dominion Energy, Inc., Series A units, 7.25% convertible preferred 2022	1,400,000	140,686
Total convertible stocks (cost: $196,944,000)		200,959
Short-term securities 4.19% Money market investments 4.19%
Capital Group Central Cash Fund 2.30%[2]	49,936,130	4,993,114
Total short-term securities (cost: $4,993,104,000)		4,993,114
Total investment securities 99.98% (cost: $80,154,572,000)		119,279,474
Other assets less liabilities 0.02%		25,982
Net assets 100.00%		$119,305,456
Washington Mutual Investors Fund — Page 4 of 6

unaudited
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at July 31, 2019.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Washington Mutual Investors Fund — Page 5 of 6

unaudited
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At July 31, 2019, all of the fund’s investments were classified as Level 1.
Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2019 Capital Group. All rights reserved.
MFGEFPX-001-0919O-S73077	Washington Mutual Investors Fund — Page 6 of 6